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                                                                    EXHIBIT 10.3
    SUBSIDIARY PLEDGE AND SECURITY AGREEMENT, DATED AS OF FEBRUARY 20, 2002,
          MADE BY AMERICAN ACHIEVEMENT CORPORATION IN FAVOR OF THE BANK
             OF NOVA SCOTIA, AS ADMINISTRATIVE AGENT FOR EACH OF THE
                      SECURED PARTIES (AS DEFINED THEREIN)

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                    SUBSIDIARY PLEDGE AND SECURITY AGREEMENT

     This SUBSIDIARY PLEDGE AND SECURITY AGREEMENT, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, this "AGREEMENT"), is made by each Subsidiary that is a U.S. Subsidiary of the Borrower (as defined below) from time to time a party to this Agreement (each individually a "GRANTOR" and collectively, the "GRANTORS"), in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower; and

     WHEREAS, as a condition precedent to the making of the Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.1. CERTAIN TERMS. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

     "ADMINISTRATIVE AGENT" is defined in the PREAMBLE.

     "AGREEMENT" is defined in the PREAMBLE.

     "BORROWER" is defined in the FIRST RECITAL.

     "COLLATERAL" is defined in SECTION 2.1.

     "COLLATERAL ACCOUNT" is defined in CLAUSE (b) of SECTION 4.3.

     "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

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(a)  all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

(b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by a Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (a) above;

(c)  all firmware associated therewith;

(d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) through (c); and

(e) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

     "CONTROL AGREEMENT" means an agreement in form and substance satisfactory to the Administrative Agent which provides for the Administrative Agent to have "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities or commodity contracts), or as used in Section 9-106 of the UCC, as such term relates to commodity contracts).

     "COPYRIGHT COLLATERAL" means all copyrights of the Grantors, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantors' rights, titles and interests in and to all copyrights registered in the United States Copyright Office or anywhere else in the world, including the copyrights referred to in ITEM A of SCHEDULE V hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE V hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     "CREDIT AGREEMENT" is defined in the FIRST RECITAL.

     "DISTRIBUTIONS" means all non-cash dividends paid on Capital Securities, liquidating dividends paid on Capital Securities, Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Capital Securities constituting Collateral, but excluding Dividends.

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     "DIVIDENDS" means cash dividends and cash distributions with respect to any
Capital Securities constituting Collateral that are not a liquidating dividend.

     "GOLD CONSIGNOR" means The Bank of Nova Scotia, in its capacity as consignor under the Gold Consignment Agreement (or its Affiliates in such capacity).

     "GRANTOR" and "GRANTORS" are defined in the PREAMBLE.

     "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

     "PATENT COLLATERAL" means:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in ITEM A of SCHEDULE III hereto;

(b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

(c) all patent licenses, and other agreements providing a Grantor with the right to use any items of the type referred to in CLAUSES (a) and (b) above, including each patent license referred to in ITEM B of SCHEDULE III hereto; and

(d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

     "PLEDGED NOTE" means a promissory note payable to the Grantor, in form and substance satisfactory to the Administrative Agent, as amended, modified or supplemented from time to time in accordance with CLAUSE (c) of SECTION 4.7, together with any notes delivered in extension or renewal thereof or substitution therefor.

     "RECEIVABLES" is defined in CLAUSE (c) of SECTION 2.1.

     "RELATED CONTRACTS" is defined in CLAUSE (c) of SECTION 2.1.

     "RESTRICTED ASSET" is defined in SECTION 2.1.

     "SECURED PARTY" means, collectively, (i) each of the Secured Parties, as such term is defined in the Credit Agreement and (ii) the Gold Consignor.

     "SECURITIES ACT" is defined in CLAUSE (a) of SECTION 6.2.

     "SPECIFIED EVENT" means the occurrence and continuance of a Default under clauses (a) through (d) of Section 8.1.9 of the Credit Agreement or any other Event of Default.

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     "TERMINATION DATE" means the date on which (i) all Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) have been paid in full in cash, all Letters of Credit have been terminated or expired (or been Cash Collateralized), all Rate Protection Agreements have been terminated and all Commitments shall have terminated and (ii) all obligations (other than contingent indemnification obligations to the extent no unsatisfied claim giving rise thereto has been asserted) arising under or in connection with the Gold Consignment Agreement (and related documents and instruments) have been paid in full in cash and all commitments of the Gold Consignor thereunder have terminated.

     "TRADEMARK COLLATERAL" means:

          (e) (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in ITEM A of SCHEDULE IV hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "TRADEMARK");

(f) all Trademark licenses for the grant by or to a Grantor of any right to use any Trademark, including each Trademark license referred to in ITEM B of
     SCHEDULE IV hereto;

(g) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a) and, to the extent applicable clause (b);

(h) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

(i) all proceeds of, and rights associated with, the foregoing, including any claim by a Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     "TRADE SECRETS COLLATERAL" means all common law and statutory trade secrets and all other confidential, proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of a Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE VI hereto, and including the right to sue for and to enjoin and to

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collect damages for the actual or threatened misappropriation of any Trade
Secret and for the breach or enforcement of any such Trade Secret license.

SECTION 1.2. CREDIT AGREEMENT DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble, recitals, schedules and exhibits, have the meanings provided in the Credit Agreement.

SECTION 1.3. UCC DEFINITIONS. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Agreement, including its preamble, recitals, schedules and exhibits, with such meanings.

                                   ARTICLE II
                                SECURITY INTEREST

SECTION 2.1. GRANT OF SECURITY INTEREST. Each Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all assets, including without limitation all of the following property, whether tangible or intangible, whether now or hereafter existing, owned or acquired by such Grantor, and wherever located (the "COLLATERAL"):

(a) (i) all investment property in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in SCHEDULE I hereto) and (ii) all other Capital Securities which are interests in limited liability companies or partnerships in which such Grantor has an interest (including the Capital Securities of each issuer of such Capital Securities described in ITEM A of SCHEDULE I hereto), in each case together with Dividends and Distributions payable in respect of the Collateral described in the foregoing CLAUSES (a)(i) and (a)(ii);

(b) all goods, including all equipment (including any equipment that is or may constitute a fixture) and inventory in all of its forms of such Grantor;

(c) all accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes (including Pledged Notes described in ITEM B of SCHEDULE I) and general intangibles (including tax refunds and all payment intangibles) of such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, promissory notes and general intangibles (all of the foregoing collectively referred to as the "RECEIVABLES", and any and all such security agreements, guaranties, leases and other contracts collectively referred to as the "RELATED CONTRACTS");

(d)  all Intellectual Property Collateral of such Grantor;

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(e)  all deposit accounts (including the Collateral Account) of such Grantor and all cash, checks, drafts, notes, bills of exchange, money orders, other like instruments and all investment property held in the Collateral Account (or in any sub-account thereof) and all interest and earnings in respect thereof;

(f)  all of such Grantor's letter of credit rights;

(g) all commercial tort claims in which such Grantor has rights (including as a plaintiff), as set forth on ITEM F of SCHEDULE II hereto;

(h) all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this Section;

(i) all of such Grantor's other property and rights of every kind and description and interests therein; and

(j) all products, offspring, rents, issues, profits, returns, income, supporting obligations and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a) through (i), and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

Notwithstanding the foregoing, "Collateral" shall not include (i) such Grantor's real property leaseholds; (ii) any general intangibles or other rights arising under any contracts, instruments, licenses or other documents as to which the grant of a security interest would (A) constitute a violation of a valid and enforceable restriction in favor of a third party on such grant, unless and until any required consents shall have been obtained or (B) give any other party to such contract, instrument, license or other document the right to terminate its obligations thereunder (the "RESTRICTED ASSETS"), PROVIDED that this clause shall not limit the grant of any security interest in any proceeds of any Restricted Asset or any Restricted Asset to the extent that the UCC or any other applicable law provides that such grant of security interest is effective irrespective of any prohibitions to such grant provided in the underlying contract, instrument, license or other document; and (iii) Capital Securities of a Foreign Subsidiary in excess of 65% of the total combined voting power of all Capital Securities of such Foreign Subsidiary (other than a Foreign Subsidiary that (i) is treated as a partnership under the Code or (ii) is not treated as an entity that is separate from such Grantor); PROVIDED, that, if any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase in of, any law or regulation, directive or guidelines of any Governmental Authority could reasonably be expected to reduce the amount of United States federal income tax that would otherwise be payable by such Grantor if it pledged more than 65% of such combined voting power, then the Administrative Agent or the Required Lenders may require such Grantor to pledge more than 65% of the Capital Securities of such Foreign Subsidiary.

SECTION 2.2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral in which the Administrative Agent for the benefit of the Secured Parties is granted a security interest

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     hereunder by the Grantors secures the payment of all Obligations now or hereafter existing.

SECTION 2.3. GRANTORS REMAIN LIABLE. Anything herein to the contrary notwithstanding

          (a) the Grantors will remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and will perform all of their duties and obligations under such contracts and agreements to the same extent as if this Agreement had not been executed;

(b) the exercise by the Administrative Agent of any of its rights hereunder will not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral; and

(c) no Secured Party will have any obligation or liability (other than as a result of such Secured Party's gross negligence or willful misconduct) under any contracts or agreements included in the Collateral by reason of this Agreement, nor will any Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 2.4. DIVIDENDS ON PLEDGED SHARES. In the event that any Dividend with respect to any Capital Securities pledged hereunder is permitted to be paid (in accordance with Section 7.2.6 of the Credit Agreement), such Dividend or payment may be paid directly to the applicable Grantor. If any Dividend or payment is paid in contravention of Section 7.2.6 of the Credit Agreement, then such Grantor shall hold the same segregated and in trust for the Administrative Agent until paid to the Administrative Agent in accordance with SECTION 4.1.5 hereto.

SECTION 2.5. CBI SENIOR SUBORDINATED NOTES.

(a) Notwithstanding any other provision in this Agreement to the contrary, the Administrative Agent shall not be entitled to exercise any rights or remedies under this Agreement against the CBI Senior Subordinated Notes purchased by Taylor Holding Co. on or around July 27, 2000 (collectively, the "PLEDGED CBI SENIOR SUBORDINATED NOTES"), unless and until an Event of Default has occurred and is continuing under Section 8.1.9 of the Credit Agreement (any such Event of Default is herein referred to as a "BANKRUPTCY EVENT OF DEFAULT") and if any such Bankruptcy Event of Default has occurred and is continuing, the only rights the Administrative Agent shall have with respect to the Pledged CBI Senior Subordinated Notes shall be to exercise voting rights pertaining to the Pledged CBI Senior Subordinated Notes (but not to assign such rights to vote) and collect payments owing thereon for application to the Obligations in accordance with SECTION 6.1 (but not the right to assign such rights to collect payment). It being understood that the Administrative Agent shall not be (x) entitled to exercise the aforementioned voting rights unless the then acting Administrative Agent was a party to the Credit Agreement as of the Closing Date or for at least six months prior to the occurrence of the Bankruptcy Event of Default and the Required Lenders directing the Administrative Agent to vote in the exercise of the aforementioned voting rights were a

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     party to the Credit Agreement as of the Closing Date or for at least six months prior to the occurrence of the Bankruptcy Event of Default or (y) permitted to assign such voting rights or such collection rights except to a successor Administrative Agent under the Credit Agreement (bound as the Administrative Agent to the terms hereof). The Administrative Agent shall not assign, pledge, sell or otherwise transfer in any manner whatsoever the Pledged CBI Senior Subordinated Notes to any Person at any time for any reason. The Administrative Agent acknowledges and agrees that a breach of any of the covenants contained in this CLAUSE (a) will cause irreparable injury to the Obligors and that the Obligors have no adequate remedy at law in respect of such breaches and therefore agrees that such covenants of the Administrative Agent contained in this CLAUSE (a) shall be specifically enforceable against the Administrative Agent.

(b) Taylor Holding Co. shall not assign, pledge (except in favor of the Administrative Agent), sell or otherwise transfer in any manner whatsoever the Pledged CBI Senior Subordinated Notes to any Person. Taylor Holding Co. acknowledges and agrees that a breach of the covenant contained in this CLAUSE (b) will cause irreparable injury to the Administrative Agent and the other Secured Parties and that the Administrative Agent has no adequate remedy at law in respect of such breaches and therefore agrees, without limiting the right of the Administrative Agent to seek and obtain specific performance of other obligations of any Obligor contained in this Agreement, that such covenant of Taylor Holding Co. contained in this CLAUSE (b) shall be specifically enforceable against Taylor Holding Co.

SECTION 2.6. POSTPONEMENT OF SUBROGATION. Each Grantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under any Loan Document to which it is a party. No Grantor shall seek or be entitled to seek any contribution or reimbursement from any Obligor, in respect of any payment made under any Loan Document or otherwise, until following the Termination Date. Any amount paid to such Grantor on account of any such subrogation rights prior to the Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Grantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in accordance with SECTION 6.1; PROVIDED that if such Grantor has made payment to the Secured Parties of all or any part of the Obligations and the Termination Date has occurred, then at such Grantor's request, the Administrative Agent (on behalf of the Secured Parties) will, at the expense of such Grantor, execute and deliver to such Grantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Grantor of an interest in the Obligations resulting from such payment. In furtherance of the foregoing, at all times prior to the Termination Date, such Grantor shall refrain from taking any action or commencing any proceeding against any Obligor (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in respect of payments made under this Agreement to any Secured Party.

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                                  ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Secured Parties (other than the Gold Consignor) to enter into the Credit Agreement and make Credit Extensions thereunder, to induce Secured Parties (other than the Gold Consignor) to enter into Rate Protection Agreements, and to induce the Gold Consignor to continue its obligations under the Gold Consignment Agreement, the Grantors represent and warrant to each Secured Party as set forth below.

SECTION 3.1. AS TO CAPITAL SECURITIES OF THE SUBSIDIARIES. With respect to any Subsidiary of any Grantor that is

(a) a corporation, business trust, joint stock company or similar Person, all Capital Securities issued by such Subsidiary are duly authorized and validly issued, fully paid and non-assessable, and represented by a certificate; and

(b) a partnership or limited liability company, no Capital Securities issued by such Subsidiary (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are a security governed by Article 8 of the UCC, (iii) are held in a securities account or (iv) are represented by a certificate.

The percentage of the issued and outstanding Capital Securities of each Subsidiary pledged by any Grantor hereunder as of the Closing Date is as set forth on SCHEDULE I hereto.

SECTION 3.2. GRANTOR NAMES, ETC. Each Grantor's jurisdiction of incorporation is set forth on ITEM A of SCHEDULE II hereto. No Grantor has any trade names other than those set forth in ITEM A of SCHEDULE II hereto. During the four months preceding the date hereof, no Grantor has been known by any legal name different from the one set forth on the signature page hereto, nor has any Grantor been the subject of any merger or other corporate reorganization. During the four months preceding the date hereof, each Grantor's equipment and inventory (if any) has been located at the places set forth in ITEM B of SCHEDULE II hereto. The Grantors' federal taxpayer identification numbers and organizational identification numbers are (and, during the four months preceding the date hereof, no Grantor has had a federal taxpayer identification number or organizational identification number different from those) set forth in ITEM C of SCHEDULE II hereto. If the Collateral of any Grantor includes any inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the California UCC. No Grantor is a party to any federal, state or local government contract which is part of the Collateral except as set forth in ITEM D of SCHEDULE II hereto. No Grantor maintains any deposit accounts with any Person except as set forth in ITEM E of
     SCHEDULE II hereto. As of the Closing Date, each Grantor has rights with respect to the commercial tort claims set forth on ITEM F of SCHEDULE II hereto.

SECTION 3.3. OWNERSHIP, NO LIENS, ETC. Each Grantor owns its Collateral free and clear of any Lien, except for Liens (a) created by this Agreement and (b) in the case of Collateral other than any investment property (including Capital Securities), permitted by Section 7.2.3 of the Credit Agreement. No effective financing statement or other filing similar in

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     effect covering any Collateral is on file in any recording office, except those filed in favor of the Administrative Agent relating to this Agreement or those filed in connection with Liens permitted by Section 7.2.3 of the Credit Agreement or as to which a termination statement relating to such financing statement or other instrument has been delivered to the Administrative Agent on the Closing Date. No Grantor owns any Restricted Assets that would impair, in any material respect, the Administrative Agent's ability to sell or otherwise transfer such Grantor's business as a going concern.

SECTION 3.4. POSSESSION OF INVENTORY, ETC. Each Grantor agrees that it will maintain exclusive possession of its goods, instruments, promissory notes and inventory, other than (a) as otherwise permitted hereunder, (b) goods sold or otherwise disposed of in accordance with Section 7.2.11 of the Credit Agreement, (c) goods being repaired, refurbished or overhauled in the ordinary course of any Grantor's business, PROVIDED, that such Collateral does not remain outside of a location specified on ITEM B of
     SCHEDULE II for more than sixty (60) days, (d) goods located at any other location within the continental United States or Canada, PROVIDED, that the Grantors give the Administrative Agent written notice of such location at least twenty (20) days prior to moving or locating any such Collateral at such location, (e) inventory of CBI held by sales representatives of CBI, with an aggregate value which does not exceed $500,000, (f) inventory of CBI on consignment to retail sellers with an aggregate value which does not exceed $500,000, and (g) instruments or promissory notes that have been delivered to the Administrative Agent pursuant to SECTION 3.5. None of said locations are leased by any Grantor as lessee except those designated as such on ITEM G of SCHEDULE II. No Grantor sells any inventory to any customer on approval or on any other basis which entitles the customer to return, or which may obligate such Grantor to repurchase, such inventory (other than inventory sold by CBI and Taylor, to the extent such sales are on terms consistent with past practices of CBI and Taylor, respectively). The completion of the manufacturing process of such inventory by a Person other than an Obligor would be permitted under any contract to which such Grantor is a party or to which such inventory is subject.

SECTION 3.5. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. Each Grantor has delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments, promissory notes (including Pledged Notes) and chattel paper owned or held by such Grantor on the Closing Date.

SECTION 3.6. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which could reasonably be expected to have a Material Adverse Effect:

(a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

(b)  such Intellectual Property Collateral is valid and enforceable;

(c) each Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office

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     and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world, and its claims to the Copyright Collateral in the United States Copyright Office and (subject to the terms of the Credit Agreement) in corresponding offices throughout the world;

(d) each Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

(e) each Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and Taxes to maintain each and every such item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

Each Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of such Grantor's business.

SECTION 3.7. VALIDITY, ETC. This Agreement creates a valid security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in the Collateral as security for the Obligations. The Administrative Agent's having possession of all instruments and cash constituting Collateral from time to time, the recording of the Patent Security Agreement, the Trademark Security Agreement, and the Copyright Security Agreement, as applicable, executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the Filing Statements described in SCHEDULE VII hereto and, with respect to Patent Collateral, Trademark Collateral and Copyright Collateral hereafter existing and not covered by a Patent Security Agreement, Trademark Security Agreement or Copyright Security Agreement, as applicable, the recording in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which a Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the security interests and other Liens permitted pursuant to Section 7.2.3 of the Credit Agreement and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for the Administrative Agent's having possession of instruments and cash constituting Collateral after the date hereof and the other filings and recordations described in SECTION 3.8 hereof.

SECTION 3.8. AUTHORIZATION, APPROVAL, ETC. Except as have been obtained or made and are in full force and effect, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority is required either

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(a)  for the grant by the Grantors of the security interest granted hereby, the pledge by the Grantors of any Collateral pursuant hereto or for the execution, delivery and performance of this Agreement by the Grantors;

(b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder except (A) the filing under the UCC as in effect in the applicable jurisdiction of the Filing Statements described in
     SCHEDULE VII hereto, (B) with respect to the perfection of the security interest created hereby in Patent Collateral, Trademark Collateral and Copyright Collateral in the United States, for the recording of the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, as applicable, in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in foreign Patent Collateral, Trademark Collateral and Copyright Collateral, for registrations and filings in jurisdictions located outside of the United States and covering rights in such jurisdictions relating to Patent Collateral, Trademark Collateral and Copyright Collateral, and (D) with respect to the perfection of the security interest created hereby in motor vehicles for which the title to such motor vehicles is governed by a certificate of title or ownership (collectively, the "MOTOR VEHICLES"), for the submission of an appropriate application requesting that the Lien of the Administrative Agent be noted on the certificate of title or ownership, completed and authenticated by each Grantor, together with the certificate of title, with respect to each Motor Vehicle, to the appropriate state agency; or

(c) for the exercise by the Administrative Agent of the voting or other rights provided for in this Agreement, or, except with respect to any securities issued by a Subsidiary of the Grantors, as may be required in connection with a disposition of such securities by laws affecting the offering and sale of securities generally and the remedies in respect of the Collateral pursuant to this Agreement.

SECTION 3.9. BEST INTERESTS. It is in the best interests of each Grantor to execute this Agreement inasmuch as such Grantor will, as a result of being a Subsidiary of the Borrower, derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders and the Issuer pursuant to the Credit Agreement and the execution and delivery of Rate Protection Agreements between the Borrower, other Obligors and certain Secured Parties, and each Grantor agrees that the Secured Parties are relying on this representation in agreeing to make Credit Extensions to the Borrower.

                                   ARTICLE IV
                                   COVENANTS

     Each Grantor covenants and agrees that, until the Termination Date, such Grantor will perform, comply with and be bound by the obligations set forth below.

SECTION 4.1. AS TO INVESTMENT PROPERTY, ETC.

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SECTION 4.1.1. CAPITAL SECURITIES OF SUBSIDIARIES. No Grantor will allow any of its Subsidiaries that is

(a) a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; and

(b) a partnership or limited liability company, to (i) issue Capital Securities that are to be dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide in its Organic Documents that its Capital Securities are securities governed by Article 8 of the UCC, (iii) place such Subsidiaries' Capital Securities in a securities account or (iv) cause such Subsidiaries' Capital Securities to be represented by a certificate.

SECTION 4.1.2. INVESTMENT PROPERTY (OTHER THAN CERTIFICATED SECURITIES). With respect to any investment property (other than certificated securities) owned by any Grantor, such Grantor will cause a Control Agreement relating to such investment property to be executed and delivered by such Grantor and the applicable financial intermediary in favor of the Administrative Agent.

SECTION 4.1.3. STOCK POWERS, ETC. Each Grantor agrees that all certificated securities delivered by such Grantor pursuant to this Agreement will be accompanied by undated stock powers duly executed in blank, or other equivalent instruments of transfer acceptable to the Administrative Agent.

SECTION 4.1.4. CONTINUOUS PLEDGE. Each Grantor will (subject to the terms of the Credit Agreement) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis all Collateral, all payment intangibles to the extent they are evidenced by a document, instrument, promissory note (including a Pledged Note) or chattel paper and are, when aggregated with all other such Collateral of the Borrower and each other Grantor, in an aggregate face amount of more than $50,000, and all interest and principal with respect to the payment intangibles, and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral. Each Grantor agrees that it will, promptly following receipt, deliver to the Administrative Agent possession of all originals of negotiable documents, instruments, promissory notes (including Pledged Notes) and chattel paper that it acquires following the Closing Date.

SECTION 4.1.5. VOTING RIGHTS; DIVIDENDS, ETC. Each Grantor agrees:

(a) promptly upon receipt of notice of the occurrence and continuance of a Specified Event from the Administrative Agent and without any request therefor by the Administrative Agent, so long as such Specified Event shall continue, to deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends and Distributions with respect to investment property, all interest, principal, other cash payments on payment intangibles, and all proceeds of the Collateral, in each case thereafter received by such Grantor, all of which shall be held by the Administrative Agent as additional Collateral; and

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(b)  promptly upon receipt of notice of the occurrence and continuance of a
     Specified Event from the Administrative Agent and upon request therefor by the Administrative Agent, so long as such Specified Event shall continue, with respect to Collateral consisting of general partner interests or limited liability company interests, cause modifications to the respective Organic Documents to admit the Administrative Agent as a general partner or member, respectively; and

(c) immediately upon the occurrence and continuance of a Specified Event and so long as the Administrative Agent has notified the Grantor of the Administrative Agent's intention to exercise its voting power under this clause,

(i) that the Administrative Agent may exercise (to the exclusion of such Grantor) the voting power and all other incidental rights of ownership with respect to any investment property constituting Collateral and such Grantor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote such investment property; and

(ii) to promptly deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by such Grantor but which such Grantor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Grantor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Specified Event shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in CLAUSE (b), such Grantor will have the exclusive voting power with respect to any investment property constituting Collateral and the Administrative Agent will, upon the written request of such Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Grantor which are necessary to allow such Grantor to exercise that voting power; PROVIDED that no vote shall be cast, or consent, waiver, or ratification given, or action taken by such Grantor that would impair any such Collateral or be inconsistent with or violate any provision of any Loan Document.

SECTION 4.2. CHANGE OF NAME, ETC. No Grantor will change its name or place of incorporation or organization or federal taxpayer identification number except upon 30 days' prior written notice to the Administrative Agent. In addition, each Grantor shall supplement the information contained in
     SCHEDULE II hereto on the Compliance Certificate on each date a Compliance Certificate is required to be delivered to the Administrative Agent under the Credit Agreement, including any changes to the information set forth in
     SECTION 3.2.

SECTION 4.3. AS TO RECEIVABLES; COLLATERAL ACCOUNT.

(a) Each Grantor shall have the right to collect all Receivables so long as no Specified Event shall have occurred and be continuing.

(b) Upon (i) the occurrence and continuance of a Specified Event and (ii) the delivery of written notice by the Administrative Agent to each Grantor, all proceeds of Collateral received by such Grantor shall be delivered in kind to the Administrative Agent for deposit into a deposit account (the "COLLATERAL ACCOUNT") of such Grantor maintained with the Administrative Agent (or such other institution which has executed and delivered to the Administrative Agent a "lockbox" agreement in form and substance and satisfactory to the Administrative Agent), and such Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent until delivery thereof is made to the Administrative Agent.

(c) Following the delivery of notice pursuant to CLAUSE (b)(ii), the Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable.

(d) With respect to the Collateral Account, it is hereby confirmed and agreed that (i) deposits in each Collateral Account are subject to a security interest as contemplated hereby, (ii) each such Collateral Account shall be under the sole dominion and control of the Administrative Agent and (iii) the Administrative Agent shall have the sole right of withdrawal over the amounts deposited in such Collateral Account.

SECTION 4.4. AS TO COLLATERAL.

(a) Subject to CLAUSE (b), each Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request following the occurrence of a Specified Event or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral.

(b) At any time following the occurrence and during the continuance of a Specified Event, whether before or after the maturity of any of the Obligations, the Administrative Agent may (i) revoke any or all of the rights of each Grantor set forth in CLAUSE (a), (ii) notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and (iii) enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.

(c) Upon request of the Administrative Agent following the occurrence and during the continuance of a Specified Event, each Grantor will, at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

(d) Each Grantor hereby authorizes the Administrative Agent to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

SECTION 4.5. AS TO INTELLECTUAL PROPERTY COLLATERAL. Each Grantor covenants and agrees to comply with the following provisions as such provisions relate to any Intellectual Property Collateral of such Grantor:

(a) such Grantor will not (i) do or fail to perform any act whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable, (ii) permit any of its licensees to (A) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use, (B) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral, (C) fail to employ all of the Trademark Collateral registered with any federal or state or foreign authority with an appropriate notice of such registration, (D) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral, (E) use any of the Trademark Collateral registered with any federal, state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made or (F) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable, or (iii) do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof, unless, in the case of any of the foregoing requirements in CLAUSES (i),
     (ii) and (iii), such Grantor shall either (x) reasonably and in good faith determine that any of such Intellectual Property Collateral is of negligible economic value to such Grantor, or (y) have a valid business purpose to do otherwise;

(b) such Grantor shall promptly notify the Administrative Agent if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same;

(c) in no event will such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United

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     States Patent and Trademark Office, the United States Copyright Office or
     any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent (subject to Section 7.1.8 of the Credit Agreement), executes and delivers all agreements, instruments and documents as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest in such Intellectual Property Collateral;

(d) such Grantor will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or (subject to Section 7.1.8 of the Credit Agreement) any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSE (a) or (b)); and

(e) such Grantor will promptly (but no less than quarterly) execute and deliver to the Administrative Agent (as applicable) a Patent Security Agreement, Trademark Security Agreement and/or Copyright Security Agreement, as the case may be, in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto following its obtaining an interest in any such Intellectual Property, and shall execute and deliver to the Administrative Agent any other document required to acknowledge or register or perfect the Administrative Agent's interest in any part of such item of Intellectual Property Collateral.

SECTION 4.6. BAILEES. With respect to Collateral that is in the possession of any landlord, refinery, consignee, warehouseman, bailee, agent or processor, upon the request of the Administrative Agent, any Grantor so requested shall promptly upon such request use its best efforts to enter into a landlord, refinery, consignee, warehouseman, bailee, agent or processor arrangement (including but not limited to a waiver of any Lien held by such Person against such Collateral) in form and substance reasonably satisfactory to the Administrative Agent. Upon the request of the Administrative Agent, such Grantor shall provide warehouse receipts or bailee letters reasonably satisfactory to the Administrative Agent prior to the commencement of such storage with any such Person. The applicable Grantor shall, upon the request of the Administrative Agent, notify any such landlord, refinery, consignee, warehouseman, bailee, agent, processor or other Person of the security interest created hereby and shall instruct such Person to hold all such Collateral for the account of the Administrative Agent subject to the instructions of the Administrative Agent.

SECTION 4.7. FURTHER ASSURANCES, ETC. Each Grantor agrees that, from time to time at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Administrative Agent may reasonably request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and

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     enforce its rights and remedies hereunder with respect to any Collateral.
     Without limiting the generality of the foregoing, such Grantor will

(a) from time to time upon the request of the Administrative Agent, promptly deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to such Collateral as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent after the occurrence and during the continuance of any Specified Event promptly transfer any securities constituting Collateral into the name of any nominee designated by the Administrative Agent; if any Account or Receivable shall be evidenced by an instrument, negotiable document, promissory note or chattel paper, deliver and pledge to the Administrative Agent hereunder such instrument, negotiable document, promissory note or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

(b) file (or cause to be filed) such Filing Statements or continuation statements, or amendments thereto, and such other instruments or notices (including any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. Section 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or that the Administrative Agent may reasonably request in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby;

(c) deliver to the Administrative Agent and at all times keep pledged to the Administrative Agent pursuant hereto, on a first-priority, perfected basis, at the reasonable request of the Administrative Agent, all investment property constituting Collateral, all Dividends and Distributions with respect thereto, and all interest and principal with respect to promissory notes (including Pledged Notes), and all proceeds and rights from time to time received by or distributable to such Grantor in respect of any of the foregoing Collateral;

(d) except as permitted by the terms of the Credit Agreement, not take or omit to take any action the taking or the omission of which would result in any impairment or alteration of any obligation of the maker of any payment intangible or other instrument constituting Collateral;

(e) not acquire any Restricted Assets (or acquire a series of related Restricted Assets) if such acquisition (or series of related acquisitions) would impair, in any material respect, the Administrative Agent's ability to sell or otherwise transfer such Grantor's business as a going concern;

(f) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail;

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(g)  not permit any items of equipment to become fixtures to real estate other than real estate subject to a Mortgage or real estate owned by a landlord that has signed a landlord's waiver in form and substance satisfactory to the Administrative Agent (for its own benefit and on behalf of the Secured Parties);

(h) not adjust, settle or compromise any account, or release wholly or partly any party or obligation thereof, or allow any credit or discount thereon (collectively an "Adjustment"), unless (i) the Administrative Agent grants its consent prior to any such Adjustment which consent shall not be unreasonably withheld or delayed or (ii) such Adjustment is made in the ordinary course of business of such Grantor and is for an amount not in excess of $50,000 (provided that no such Adjustment may be made without the prior written consent of the Administrative Agent during the continuance of a Specified Event);

(i) do all things reasonably requested by the Administrative Agent in order to enable the Administrative Agent to have control (as such term is defined in Article 8 and Article 9 of any applicable Uniform Commercial Code relevant to the creation, perfection or priority of Collateral consisting of deposit accounts, accounts and letter of credit rights) over any Collateral; and

(j) promptly notify the Administrative Agent if such Grantor believes it has rights in respect of any amounts in a commercial tort claim and such Grantor shall take all such action reasonably requested by the Administrative Agent perfect the Administrative Agent's security interest in such commercial tort claim.

With respect to the foregoing and the grant of the security interest hereunder, each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. Each Grantor agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

SECTION 4.8. FILING REQUIREMENTS. None of the Collateral (other than motor vehicles not having a market value in excess of $75,000 in the aggregate) is covered by any certificate of title. Upon request of the Administrative Agent, each Grantor shall promptly deliver to the Administrative Agent any and all certificates of title, applications for title or similar evidence of ownership of such Collateral and shall cause the Administrative Agent to be named as lienholder on any such certificate of title or other evidence of ownership. None of the Collateral is of a type in which security interests or liens may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation except for Collateral described on the schedules to any Copyright Security Agreement, Patent Security Agreement or Trademark Security Agreement. Each Grantor shall promptly notify the Administrative Agent in writing upon acquiring any interest hereafter in any property which constitutes "Collateral" under this Agreement and which is of a type where a security interest or lien may be registered, recorded or filed under, or notice thereof given under, any federal statute or regulation.

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SECTION 4.9. COLLATERAL REQUIREMENTS. Taylor Holding Co. hereby agrees that it will not maintain any assets or other property (other than CBI Senior Subordinated Notes held by it as of the Closing Date or thereafter) with State Street Bank and Trust Company or any of its affiliates.

                                   ARTICLE V
                            THE ADMINISTRATIVE AGENT

SECTION 5.1. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, following the occurrence and during the continuance of a Specified Event, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including:

(a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (a) above;

(c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

(d) to perform the affirmative obligations of such Grantor hereunder (including all obligations of such Grantor pursuant to SECTION 4.6).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

SECTION 5.2. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Grantor pursuant to SECTION 6.4.

SECTION 5.3. ADMINISTRATIVE AGENT HAS NO DUTY. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for

(a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any investment property, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or

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(b)  taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

SECTION 5.4. REASONABLE CARE. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as each Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Specified Event, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI
                                    REMEDIES

SECTION 6.1. CERTAIN REMEDIES. If any Specified Event shall have occurred and be continuing:

(a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

(i) require each Grantor to, and each Grantor hereby agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties, and

(ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied by the Administrative Agent against all or any part of the Obligations as follows:

(i) FIRST, to the payment of any amounts payable to the Administrative Agent, in its capacity as Administrative Agent, pursuant to Section 10.3 of the Credit Agreement and SECTION 6.4;

(ii) SECOND, to the equal and ratable payment of the Obligations, applied as to each Secured Party: (A) first to fees then due to such Secured Party, (B) then to interest due to such Secured Party, (C) then to the Cash Collateralization of all Letter of Credit Outstandings, (D) then to principal amounts owing to, or to reduce the "credit exposure" of, such Secured Party with respect to the Loans or the Gold Consignment Agreement, or under such Rate Protection Agreement, as the case may be, and (E) then to the remaining outstanding Obligations, including, without duplication of any amounts paid pursuant to this clause, to the amounts owing pursuant to Section 10.4 of the Credit Agreement and Sections 26 and 33 of the Gold Consignment Agreement; and

(iii) THIRD, to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

For purposes of this Agreement, the "credit exposure" at any time of any Secured Party with respect to a Rate Protection Agreement to which such Secured Party is a party shall be determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Rate Protection Agreement.

(c)  The Administrative Agent may

               (i) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the Lien hereunder,

(ii) notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

(iii) enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto,

(iv) endorse any checks, drafts, or other writings in any Grantor's name to allow collection of the Collateral,

(v)   take control of any proceeds of the Collateral, and

(vi) execute (in the name, place and stead of any Grantor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

SECTION 6.2. SECURITIES LAWS. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to SECTION 6.1, each Grantor agrees that, upon request of the Administrative Agent, such Grantor will, at its own expense:

(a) execute and deliver, and cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each issuer of the Capital Securities contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Capital Securities under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the reasonable opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto;

(b) use its best efforts to exempt such Capital Securities under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of such Capital Securities, as requested by the Administrative Agent;

(c) cause (or, with respect to any issuer which is not a Subsidiary of the Grantor, use its best efforts to cause) each such issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(d) do or cause to be done all such other acts and things as may be necessary to make such sale of such Collateral or any part thereof valid and binding and in compliance with applicable law.

Each Grantor further acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Administrative Agent or the Secured Parties by reason of the failure by such Grantor to perform any of the covenants contained in this Section and consequently agrees that, if such Grantor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value (as determined by the Administrative Agent) of such Collateral on the date the Administrative Agent shall demand compliance with this Section.

SECTION 6.3. COMPLIANCE WITH RESTRICTIONS. Each Grantor agrees that in any sale of any of the Collateral whenever a Specified Event shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such

     Collateral), or in order to obtain any required approval of the sale or of the purchaser by any Governmental Authority or official, and such Grantor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Grantor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

SECTION 6.4. INDEMNITY AND EXPENSES.

(a) Each Grantor agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

(b) Each Grantor will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

(i)   the administration of each Loan Document,

(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

(iii) the exercise or enforcement of any of the rights of the Administrative Agent or the Secured Parties hereunder, and

(iv) the failure by such Grantor to perform or observe any of the provisions hereof.

SECTION 6.5. PROTECTION OF COLLATERAL. The Administrative Agent may from time to time, at its option, perform any act which any Grantor fails to perform after being requested in writing so to perform (it being understood that no such request need be given after the occurrence and during the continuance of a Specified Event) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

                                  ARTICLE VII
                            MISCELLANEOUS PROVISIONS

SECTION 7.1. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

SECTION 7.2. BINDING ON SUCCESSORS, TRANSFEREES AND ASSIGNS; ASSIGNMENT. This Agreement shall remain in full force and effect until the Termination Date has occurred, shall be binding upon the Grantors and their successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and its successors, transferees and assigns; PROVIDED that no Grantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

SECTION 7.3. AMENDMENTS, ETC. No amendment to or waiver of any provision of this Agreement, nor consent to any departure by any Grantor from its obligations under this Agreement, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be, pursuant to Section
     10.1 of the Credit Agreement) and by the Gold Consignor and the Grantors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 7.4. NOTICES. All notices and other communications provided for hereunder shall be in writing or by facsimile and addressed, delivered or transmitted to the appropriate party at the address or facsimile number of such party specified in the Credit Agreement, or if to the Gold Consignor to the address or facsimile number set forth in the Gold Consignment Agreement or at such other address or facsimile number as may be designated by such Person in a notice to the other party (and to the Gold Consignor). Any notice or other communication, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or other communication, if transmitted by facsimile, shall be deemed given when transmitted and electronically confirmed.

SECTION 7.5. RELEASE OF LIENS. Upon (a) the Disposition of Collateral in accordance with the Credit Agreement or (b) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (i) such Collateral (in the case of CLAUSE (a)) or (ii) all Collateral (in the case of CLAUSE (b)). Upon any such Disposition or termination, the Administrative Agent will, at the applicable Grantor's sole expense, deliver to such Grantor, without any representations, warranties or recourse of any kind whatsoever, such Collateral (in the case of clause (a)) or all Collateral (in the case of CLAUSE (b)) held by the Administrative Agent hereunder, and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination. For the avoidance of doubt, upon the retirement, cancellation or other termination of the CBI Senior Subordinated Notes held by Taylor Holding Co. in accordance with the Credit Agreement, the Administrative Agent shall release such CBI Senior Subordinated Notes to Taylor Holding Co. contemporaneously with such retirement, cancellation or termination.

SECTION 7.6. ADDITIONAL GRANTORS. Upon the execution and delivery by any other Person of a supplement in the form of ANNEX I hereto, such Person shall become a "Grantor" hereunder with the same force and effect as if it were originally a party to this Agreement and named as a "Grantor" hereunder. The execution and delivery of such supplement shall not require the consent of any other Grantor hereunder, and the rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

SECTION 7.7. NO WAIVER; REMEDIES. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 7.8. HEADINGS. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions thereof.

SECTION 7.9. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 7.10. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. This Agreement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 7.11. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of manually executed counterpart of this Agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        COMMEMORATIVE BRANDS, INC.

                                        By: /s/ Sherice P. Bench
                                           -------------------------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        TP HOLDING CORP.

                                        By: /s/ Sherice P. Bench
                                           -------------------------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        TAYLOR PUBLISHING COMPANY

                                        By: /s/ Sherice P. Bench
                                           -------------------------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        TAYLOR PRODUCTION SERVICES
                                        COMPANY, L.P.

                                        By: TAYLOR PUBLISHING COMPANY,
                                           Its general partner

                                        By: /s/ Sherice P. Bench
                                           -------------------------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        EDUCATIONAL COMMUNICATIONS, INC.

                                        By: /s/ Sherice P. Bench
                                           ----------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        TAYLOR SENIOR HOLDINGS CORP.

                                        By: /s/ Sherice P. Bench
                                           ----------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        CBI NORTH AMERICA, INC.

                                        By: /s/ Sherice P. Bench
                                           ----------------------
                                           Name:  Sherice P. Bench
                                           Title: Chief Financial Officer

                                        THE BANK OF NOVA SCOTIA,
                                            as Administrative Agent

                                        By: /s/ Jerome Noto
                                           ----------------
                                           Name:  Jerome Noto
                                           Title: Director

                                                                      SCHEDULE I
                                     to Subsidiary Pledge and Security Agreement

ITEM A.       CAPITAL SECURITIES

                                                  STOCK CERTIFICATE     AUTHORIZED  OUTSTANDING   NUMBER OF    % OF SHARES
ISSUER (CORPORATE)               CLASS OF STOCK         NUMBER            SHARES       SHARES       SHARES       PLEDGED
------------------               --------------   ----------------      ---------   ----------    ---------    -----------
1. TAYLOR SENIOR HOLDING CORP.

TP Holding Corp.                    Preferred              2               50,000      30,000       30,000        100%

TP Holding Corp.                     Common                3               50,000      30,000       30,000        100%

2. TAYLOR HOLDING CORP.

Taylor Publishing                    Common                2                1,000         10            10        100%
Company
                                    Limited
Taylor Production                 Partnership
Services Company, L.P.             Interest              None                                                      1%

3. COMMEMORATIVE BRANDS, INC.

CBI North America, Inc.              Common                1                3,000      1,000         1,000        100%

4. TAYLOR PUBLISHING COMPANY

                                    Limited
Taylor Production                 Partnership
Services Company L.P.               Interest             None                                                     99%

ITEM B.  PLEDGED NOTES

1.    Taylor Senior Holding Corp.
      [None]

2.    Taylor Holding Corp.

                                                                                                           Original
                                                                                                           Principal
              Name of Issuer                             Description                                        Amount
      TP Holding Corp.                        Intercompany Term Note (Bond 2007)                      $______________

      Taylor Publishing Company               Intercompany Term Note (Bond 2007)                      $______________

      Commemorative Brands, Inc.              Intercompany Term Note (Bond 2007)                      $______________

      Educational Communications, Inc.        Intercompany Term Note (Bond 2007)                      $______________

      Commemorative Brands, Inc.              11% Senior Subordinated Notes due 2007
                                              pursuant to the Indenture dated December 16,
                                              1996, as amended by the first supplemental
                                              indenture thereto, dated as of July 21, 2000, and
                                              as further amended or modified in accordance
                                              with Section 7.2.12                                     $   90,000,000

3.    Commemorative Brands, Inc.
      [None]

4.    Taylor Publishing Company
      [None]

5.    Taylor Production Services, L.P.
      [None]

6.    CBI North America, Inc.
      [None]

                                                                     SCHEDULE II
                                     to Subsidiary Pledge and Security Agreement

ITEM A.  JURISDICATION OF INCORPORATION; TRADE NAMES

  (i)   Jurisdictions of Incorporation

                         GRANTOR                            JURISDICTIONAL
                         -------                        INCORPORATION/FOUNDATION
                                                        ------------------------
          Taylor Senior Holding Corp.                            Delaware
          Taylor Holding Corp.                                   Delaware
          Commemorative Brands, Inc.                             Delaware
          Taylor Publishing Company                              Delaware
          Educational Communications, Inc.                       Illinois
          Taylor Production ServicesCompany, L.P.                Delaware
          CBI North America, Inc.                                Delaware

  (ii)  TRADENAMES

1. Taylor Reunion Services, a tradename of Taylor General Partner
   (No longer actively used.)

2. Newsfoto Publishing, a tradename of Taylor General Partner

3. Balfour, a tradename of Commemorative Brands, Inc.

4. ArtCarved, a tradename of Commemorative Brands, Inc.

5. Keystone, a tradename of Commemoratiave Brands, Inc.

6. Master, a tradename of Commemorative Brands, Inc.

7. Namesake, a tradename of Commemorative Brands, Inc.

8. Class Rings, Ltd., a tradename of Commemorative Brands, Inc.

9.  R. Johns, Ltd., a tradename of Commemorative Brands, Inc.

10. Generations of Love, a tradename of Commemorative Brands, Inc.

11. John Roberts, Inc., a tradename of Commemorative Brands, Inc.

12. Balfour Sports, a tradename of Commemorative Brands, Inc.

ITEM B. LOCATION OF INVENTORY, EQUIPMENT

TP HOLDING CORP.

Office Location: 1550 W. Mockingbird Lane, Dallas, TX

TAYLOR SENIOR HOLDING CORP.

Office Location: 1550 W. Mockingbird Lane, Dallas, TX

COMMEMORATIVE BRANDS, INC. AND CBI NORTH AMERICA, INC.

     OWNED PROPERTY:

     1. 7211 Circle S. Road, Austin, TX 78745

     MANUFACTURER AND REFINERS:

     1.  Stern Leach, Inc., 49 Pearl Sreet, Attleboro, MA; Refiner

     2.  Pease and Curren, Inc., 75 Pennsylvania Avenue, Warwick, RI;
         Refiner

     3.  Hereaus PPM, Inc., 65 Euclid Avenue, Newark, NJ; Refiner

     4. Metalor USA Refining Corporation, 225 John Diestch Boulevard, North Attleboro, MA; Refiner

     5.  OK Casting, 3520 Cherleston Road, Norman, OK; Contract
         Manufacturer

     6. AuraFin Corporation, 770 International Parkway, Sunrise, FL; Contract Manufacturer

      7. Dunhams Jewelry Manufacturing, 7365 Remeon, Suite 8204, El Paso, TX; Contract Manufacturer

      8. Richards and West, Inc., 1255 University Avenue, Rochester, NY; Contract Manufacturer

      9. Herbert Stephan, Hauptstrasse 282 Idar-Oberstein Germany; Contract Manufacturer (manufactures synthetic stones and holds approximately $70,000 worth of stones belonging to CBI)

      10. Metech International, Inc., 120 Mapleville Main Street, P.O. Box 500, Mapleville, RI; Refiner

      11. Technic Inc., 1 Spectacle Street, Cranston, RI; Fabricator

      12. Angelo, Inc. 8255 Firestone Boulevard, Suite 500, Downey, CA; Contract Manufacturer

      13. Sippi Metals, 1720 North Elston Avenue, Chicago, IL; Refiner

      14. Emporesa Plat-Mex, S.A., Rosas Moreno #68 Col. San Rafael, C.P. 06470 Mexico, D.F. Mexico; Contract Manufacturer

      15. AMC Company, 2412 Greenlawn Parkway, Austin, TX; Refiner

      16. Carriage Casting, 5935 Cromo Drive, El Paso, TX; Contract
          Manufacturer

      17. Henry Marnolejo Jewelry Shop, 4667 Montana Avenue, El Paso, TX; Contract Manufacturer

      18. CBC Jewelry Shop, 5024 Donipahn Drive, Suite 4, El Paso, TX; Contract Manufacturer

      19. American Mullion, Inc. 125 Selandia Lane, Carson,
        CA; Fabricator

TAYLOR PUBLISHING COMPANY

      OWNED PROPERTY:

      1. 1550 W. Mockingbird Lane, Dallas, TX

      WAREHOUSES:

      6. Grand Logistics Services (Owner, Willie Chavez), 10574 King William Drive, Dallas, TX

TAYLOR PRODUCTION SERVICES COMPANY, L.P.

      OFFICE LOCATION:

      1550 W. Mockingbird Lane, Dallas, TX

EDUCATIONAL COMMUNICATIONS, INC.

      OFFICE LOCATION:

      721 N. McKinley Road, Lake Forest, Illinois 60045

      PRINTERS, MAILING AND FULFILLMENT HOUSES:

      1. Quebecor World, 1133 County Seat, Taunton, MA 02780; Printer

      2. RR Donnelly, 1145 Conwell Ave., Willard OH 44890; Printer

      3. RUF Enterprises, 7544 Oakton, Niles, IL 60714; Plaque, Jewelry, Patch order fulfillment.

      4. International Decal, 3332 Commercial Avenue, Northbrook, IL 60062; Mugs and Ornaments order fulfillment.

      5. Total Promotions; 1340 Old Skokie Road, Highland Park, IL 60035; Portfolios, Pens, Tote Bags fulfillment.

      6. Mailways Enterprises, 6105 Factory Road, Crystal Lake, IL 60014; Printed Materials.

      7. Midwest Compuservice, 9800 S. Industrial Drive, Bridgeview, IL 60455; Printed Materials.

      8. XL Marketing, 845 Bonnie Lane, Elk Grove Village, IL 60007; Printed Materials

ITEM C. FEDERAL TAXPAYER IDENTIFICATION NUMBER

       GRANTOR                            FEIN            ORGANIZATIONAL NUMBER
       -------                            ----            ---------------------
Taylor Senior Holding Corp.            13-4099532               3171031
Taylor Holding Corp.                   13-4099531               3132882
Commemorative Brands, Inc.             13-3915801               2607410
Taylor Publishing Company              75-1251430               0659915
CBI North America, Inc.                74-2802215               2687796
Taylor Production Services, L.P.       31-1576205               2831121
Educational Communications, Inc.       36-2613715              47656931

ITEM D. GOVERNMENT CONTRACTS

     [None]

ITEM E. DEPOSIT ACCOUNTS


       GRANTOR                            BANK NAME AND ADDRESS          ACCOUNT NUMBER
       -------                            ---------------------          --------------
Taylor Senior Holding Corp.               None
Taylor Holding Corp.                      None
Commemorative Brands, Inc.                Chase Bank of Texas, N.A.      09922274690
                                          Austin, TX  78701
Taylor Publishing Company                 Chase Bank of Texas, N.A.      08806264527
                                          Dallas, TX  75266-0197
Educational Communications, Inc.          Northern Trust Bank            1901225701
                                          The Northern Trust Company
                                          265 Deerpath Road
                                          Lake Forest, IL  60045
Taylor Production ServicesCompany,        None
L.P.
CBI North America, Inc.                   None

ITEM F. COMMERCIAL TORT CLAIMS.  [None.]

ITEM G. LEASED LOCATIONS

           GRANTOR
           -------
Taylor Senior Holding Corp.            None
Taylor Holding Corp.                   None
Commemorative Brands, Inc.             1. 7101 Intermodal Drive, Louisvilee, KY

                                       2. 6404 Burleson Road, Suite 120, Austin, TX

                                       3. 4605 Osborn, El Paso, TX

                                       4. Fulton #820, Parqu Instrial Antonio J. Bermudez,
                                       Juarez, Chihuahua, Mexico

Taylor Publishing Company              1. 67 Great Valley Parkway, Malvern, PA

                                       2. 2027 Industrial Avenue, San Angelo, TX

                                       3. 1821 Knickerbocker Road, San Angelo, TX

                                       4. 3134 A Executive Drive, San Angelo, TX

                                       5. 10365 Railroad Drive, El Paso, TX

Educational Communications, Inc.       1. 721 N. McKinley Road, Lake Forest, IL

                                       2. 1200 N. Greenbay Road, Lake Forest, IL

                                       3. Acorn Self-Storage, Storage Room #5243,
                                       1255 Town Line Road, Mundelein, IL  60060
Taylor Production ServicesCompany,     None
L.P.

CBI North America, Inc.                1. 7101 Intermodal Drive, Louisvilee, KY

                                       2. 6404 Burleson Road, Suite 120, Austin, TX

                                       3. 4605 Osborn, El Paso, TX

                                       4. Fulton #820, Parqu Instrial Antonio J. Bermudez,
                                       Juarez, Chihuahua, Mexico

                                                                    SCHEDULE III
                                     to Subsidiary Pledge and Security Agreement

Item A. PATENTS

         ISSUED PATENTS

COUNTRY       PATENT NO.         ISSUE DATE        INVENTOR(S)      TITLE
-------       ---------          ----------        ----------       -----

                          PENDING PATENT APPLICATIONS
                          ---------------------------

COUNTRY       SERIAL NO.         FILING DATE       INVENTOR(S)      TITLE
-------       ---------          ----------        ----------       -----

                       PATENT APPLICATIONS IN PREPARATION
                       ----------------------------------

                                 EXPECTED
COUNTRY       DOCKET NO.         FILING DATE       INVENTOR(S)      TITLE
-------       ---------          -----------       -----------      -----

Item B. PATENT LICENSES

COUNTRY OR                              EFFECTIVE       EXPIRATION       SUBJECT
TERRITORY     LICENSOR     LICENSEE        DATE            DATE          MATTER
---------     --------     --------     ---------       ----------       -------

                                                                    SCHEDULE IV
                                     to Subsidiary Pledge and Security Agreement

Item A. TRADEMARKS
                             REGISTERED TRADEMARKS

COUNTRY        TRADEMARK         REGISTRATION NO.     REGISTRATION DATE
-------        ---------         ----------------     ------------------

                         PENDING TRADEMARK APPLICATIONS

COUNTRY        TRADEMARK         SERIAL NO.           FILING DATE
-------        ---------         ----------           -----------

                      TRADEMARK APPLICATIONS IN PREPARATION

                                              EXPECTED            PRODUCTS/
COUNTRY        TRADEMARK       DOCKET NO.     FILING DATE         SERVICES
-------        ---------       ----------     -----------         --------

Item B. TRADEMARK LICENSES

COUNTRY OR                                            EFFECTIVE       EXPIRATION
TERRITORY      TRADEMARK    LICENSOR    LICENSEE         DATE            DATE
----------     ---------    --------    --------      ---------       ----------

                                                                      SCHEDULE V
                                     to Subsidiary Pledge and Security Agreement

Item A. COPYRIGHTS/MASK WORKS

                        REGISTERED COPYRIGHTS/MASK WORKS

COUNTRY    REGISTRATION NO.  REGISTRATION DATE     AUTHOR(S)          TITLE
-------    ----------------  -----------------     ---------          -----

              COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

COUNTRY    SERIAL NO.      FILING DATE             AUTHOR(S)          TITLE
-------    ----------      -----------             ---------          -----

          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                           EXPECTED
COUNTRY    DOCKET NO.      FILING DATE             AUTHOR(S)          TITLE
-------    ----------      -----------             ---------          -----

Item B. COPYRIGHT/MASK WORK LICENSES

COUNTRY OR                         EFFECTIVE    EXPIRATION     SUBJECT
TERRITORY    LICENSOR   LICENSEE     DATE          DATE        MATTER
---------    --------   --------   ---------    ----------     ------

                                                                     SCHEDULE VI
                                     to Subsidiary Pledge and Security Agreement

                        TRADE SECRET OR KNOW-HOW LICENSES

                                                                    SCHEDULE VII
                                     to Subsidiary Pledge and Security Agreement

                              FINANCING STATEMENTS

                                                                       EXHIBIT A
                                     to Subsidiary Pledge and Security Agreement

                           PATENT SECURITY AGREEMENT

     This PATENT SECURITY AGREEMENT, dated as of ____ __, 200_ (this "SECURITY AGREEMENT"), is made by [NAME OF GRANTOR] (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "PATENT COLLATERAL"):

  (a) all of its letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing and each patent and patent application referred to in ITEM A of SCHEDULE I attached hereto;

  (b) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSE (a);

  (c) all of its patent licenses, and other agreements providing the Grantor with the right to use any items of the type referred to in clauses (a) and
      (b) above, including each patent license referred to in ITEM B of SCHEDULE I attached hereto; and

  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, and for breach or enforcement of any patent license.

     SECTION 3. SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF LIENS. Upon (i) the Disposition of Patent Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Patent Collateral (in the case of CLAUSE (i)) or (B) all Patent Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Patent Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly

                                    EXHIBIT A
indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article_X thereof.

     SECTION 7. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                    * * * * *

                                    EXHIBIT A

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        [NAME OF GRANTOR]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA,
                                            as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT A

                                                                      SCHEDULE I
                                                    to Patent Security Agreement

Item A. PATENTS

      ISSUED PATENTS

COUNTRY        PATENT NO.        ISSUE DATE           INVENTOR(S)          TITLE
-------        ----------        ----------           -----------          -----

                           PENDING PATENT APPLICATIONS

COUNTRY        SERIAL NO.        FILING DATE          INVENTOR(S)          TITLE
-------        ----------        -----------          -----------          -----

                       PATENT APPLICATIONS IN PREPARATION

                                 EXPECTED
COUNTRY        DOCKET NO.        FILING DATE          INVENTOR(S)          TITLE
-------        ----------        -----------          -----------          -----

Item B.  PATENT LICENSES

COUNTRY OR                                  EFFECTIVE    EXPIRATION      SUBJECT
TERRITORY      LICENSOR      LICENSEE          DATE          DATE        MATTER
---------      --------      --------          ----          ----        ------

                                    EXHIBIT A

                                                                       EXHIBIT B
                                     to Subsidiary Pledge and Security Agreement

                          TRADEMARK SECURITY AGREEMENT

     This TRADEMARK SECURITY AGREEMENT, dated as of _______, 200_ (this "SECURITY AGREEMENT"), is made by [NAME OF GRANTOR] (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Trademark Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

     SECTION 2. GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following property, whether now or hereafter existing or acquired by the Grantor (the "TRADEMARK COLLATERAL"):

                                    EXHIBIT B

  (a) (i) all of its trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos and other source or business identifiers, and all goodwill of the business associated therewith, now existing or hereafter adopted or acquired including those referred to in ITEM A of SCHEDULE I hereto, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any other country or political subdivision thereof or otherwise, and all common-law rights relating to the foregoing, and (ii) the right to obtain all reissues, extensions or renewals of the foregoing (collectively referred to as the "TRADEMARK");

  (b) all of the goodwill of the business connected with the use of, and symbolized by the items described in, clause (a), and to the extent applicable clause (b);

  (c) the right to sue third parties for past, present and future infringements of any Trademark Collateral described in clause (a) and, to the extent applicable, clause (b); and

  (d) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license and all rights corresponding thereto throughout the world.

     SECTION 3. SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4. RELEASE OF LIENS. Upon (i) the Disposition of Trademark Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Trademark Collateral (in the case of CLAUSE
(i)) or (B) all Trademark Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Trademark Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Agreement, the

                                    EXHIBIT B
terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 7. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                    * * * * *

                                    EXHIBIT B

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        [NAME OF GRANTOR]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA,
                                            as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT B

                                                                      SCHEDULE I
                                                 to Trademark Security Agreement

Item A. TRADEMARKS

                              REGISTERED TRADEMARKS

COUNTRY           TRADEMARK             REGISTRATION NO.       REGISTRATION DATE
-------           ---------             ----------------       -----------------

                         PENDING TRADEMARK APPLICATIONS

COUNTRY           TRADEMARK             SERIAL NO.             FILING DATE
-------           ---------             ----------             -----------

                      TRADEMARK APPLICATIONS IN PREPARATION

                                                   EXPECTED            PRODUCTS/
COUNTRY        TRADEMARK         DOCKET NO.        FILING DATE         SERVICES
-------        ---------         ----------        -----------         --------

Item B. TRADEMARK LICENSES

COUNTRY OR                                          EFFECTIVE        EXPIRATION
TERRITORY      TRADEMARK      LICENSOR  LICENSEE       DATE             DATE
---------      ---------      --------  --------       ----             ----

                                    EXHIBIT B

                                                                       EXHIBIT C
                                     to Subsidiary Pledge and Security Agreement

                          COPYRIGHT SECURITY AGREEMENT

     This COPYRIGHT SECURITY AGREEMENT, dated as of ____ __, 200_ (this "SECURITY AGREEMENT"), is made by [NAME OF GRANTOR] (the "GRANTOR") in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, in connection with the Credit Agreement, the Grantor has executed and delivered a Subsidiary Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "AGREEMENT");

     WHEREAS, pursuant to the Credit Agreement and the Agreement, the Grantor is required to execute and deliver this Security Agreement and to grant to the Administrative Agent a continuing security interest in all of the Copyright Collateral (as defined below) to secure all Obligations; and

     WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor agrees, for the benefit of each Secured Party, as follows:

     SECTION 8. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Agreement.

     SECTION 9. GRANT OF SECURITY INTEREST. The Grantor hereby assigns, pledges, hypothecates, charges, mortgages, delivers, and transfers to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of each other Secured Party, a continuing security interest in all of the following Copyright Collateral (as defined below), whether now or hereafter existing or acquired by the Grantor.

     "COPYRIGHT COLLATERAL" means all copyrights of the Grantor, whether statutory or common law, registered or unregistered and whether published or unpublished, now or hereafter in force throughout the world including all of the Grantor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including the copyrights referred to in ITEM A of SCHEDULE I attached hereto, and registrations and recordings thereof and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in ITEM B of SCHEDULE I attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto, all extensions and renewals of any thereof and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages and proceeds of suit.

     SECTION 10. SECURITY AGREEMENT. This Security Agreement has been executed and delivered by the Grantor for the purpose of registering the security interest of the Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to the Administrative Agent for its benefit and the ratable benefit of each other Secured Party under the Agreement. The Agreement (and all rights and remedies of the Administrative Agent and each Secured Party thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 11. RELEASE OF LIENS. Upon (i) the Disposition of Copyright Collateral in accordance with the Credit Agreement or (ii) the occurrence of the Termination Date, the security interests granted herein shall automatically terminate with respect to (A) such Copyright Collateral (in the case of CLAUSE
(i)) or (B) all Copyright Collateral (in the case of CLAUSE (ii)). Upon any such Disposition or termination, the Administrative Agent will, at the Grantor's sole expense, deliver to the Grantor, without any representations, warranties or recourse of any kind whatsoever, all Copyright Collateral held by the Administrative Agent hereunder, and execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

     SECTION 12. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 13. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, including Article X thereof.

     SECTION 14. COUNTERPARTS. This Security Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                    * * * * *

                                    EXHIBIT C

     IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        [NAME OF GRANTOR]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        THE BANK OF NOVA SCOTIA,
                                            as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT C

                                                                      SCHEDULE I
                                                 to Copyright Security Agreement

Item A. COPYRIGHTS/MASK WORKS

                        REGISTERED COPYRIGHTS/MASK WORKS

COUNTRY        REGISTRATION NO.      REGISTRATION     DATEAUTHOR(S)        TITLE
-------        ----------------      ------------     -------------        -----

             COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

COUNTRY        SERIAL NO.        FILING DATE          AUTHOR(S)            TITLE
-------        ----------        -----------          ---------            -----

          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                                 EXPECTED
COUNTRY        DOCKET NO.        FILING DATE          AUTHOR(S)            TITLE
-------        ----------        -----------          ---------            -----

Item B. COPYRIGHT/MASK WORK LICENSES

COUNTRY OR                                        EFFECTIVE           EXPIRATION
TERRITORY      LICENSOR          LICENSEE           DATE                 DATE
---------      --------          --------         --------            ---------

                                    EXHIBIT C

                                                                         ANNEX I
                                 to the Subsidiary Pledge and Security Agreement

                            SUPPLEMENT TO SUBSIDIARY
                          PLEDGE AND SECURITY AGREMENT

     This SUPPLEMENT, dated as of ________________, _____ (this "SUPPLEMENT"), is to the Subsidiary Pledge and Security Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "SUBSIDIARY PLEDGE AND SECURITY AGREEMENT"), among the Grantors (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in Article I of the Subsidiary Pledge and Security Agreement) from time to time party thereto, in favor of THE BANK OF NOVA SCOTIA, as administrative agent (together with its successor(s) thereto in such capacity, the "ADMINISTRATIVE AGENT") for each of the Secured Parties.

                              W I T N E S S E T H :

     WHEREAS, pursuant to a Credit Agreement, dated as of February 20, 2002 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "CREDIT AGREEMENT"), among American Achievement Corporation (formerly known as Commemorative Brands Holding Corp.), a Delaware corporation (the "BORROWER"), the Lenders, General Electric Capital Corporation, as the Syndication Agent for the Lenders, Bankers Trust Company, as the Documentation Agent for the Lenders and the Administrative Agent, the Lenders and the Issuer have extended Commitments to make Credit Extensions to the Borrower;

     WHEREAS, pursuant to the provisions of Section 7.6 of the Subsidiary Pledge and Security Agreement, each of the undersigned is becoming a Grantor under the Subsidiary Pledge and Security Agreement; and

     WHEREAS, each of the undersigned desires to become a "Grantor" under the Subsidiary Pledge and Security Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the undersigned agrees, for the benefit of each Secured Party, as follows.

     SECTION 15. PARTY TO SUBSIDIARY PLEDGE AND SECURITY AGREEMENT, ETC. In accordance with the terms of the Subsidiary Pledge and Security Agreement, by its signature below each of the undersigned hereby irrevocably agrees to become a Grantor under the Subsidiary Pledge and Security Agreement with the same force and effect as if it were an original signatory thereto and each of the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subsidiary Pledge and Security Agreement applicable to it as a Grantor and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct as of the date hereof, unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date. In furtherance of the foregoing, each reference to a "Grantor" and/or "Grantors" in the Subsidiary Pledge and Security Agreement shall be deemed to include each of the undersigned.

     SECTION 16. REPRESENTATIONS. Each of the undersigned Grantor hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subsidiary Pledge and Security Agreement constitute the legal, valid and binding obligation of each of the undersigned, enforceable against it in accordance with its terms.

     SECTION 17. FULL FORCE OF SUBSIDIARY PLEDGE AND SECURITY AGREEMENT. Except as expressly supplemented hereby, the Subsidiary Pledge and Security Agreement shall remain in full force and effect in accordance with its terms.

     SECTION 18. SEVERABILITY. Wherever possible each provision of this Supplement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Supplement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Supplement or the Subsidiary Pledge and Security Agreement.

     SECTION 19. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). This Supplement and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter thereof and supersede any prior agreements, written or oral, with respect thereto.

     SECTION 20. COUNTERPARTS. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                                    * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed and delivered by its Authorized Officer as of the date first above written.

                                        [NAME OF ADDITIONAL SUBSIDIARY]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        [NAME OF ADDITIONAL SUBSIDIARY]

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

ACCEPTED AND AGREED FOR ITSELF
AND ON BEHALF OF THE SECURED PARTIES:

THE BANK OF NOVA SCOTIA,
as Administrative Agent

By:
    -----------------------------
    Name:
    Title:

                                                                      SCHEDULE I
                                                            to Supplement No.___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

                                   CORPORATION

                                                      COMMON STOCK

                                NUMBER
ISSUER (CORPORATE)              OF       AUTHORIZED   OUTSTANDING    % OF SHARES
------------------    CERT. #   SHARES   SHARES       SHARES         PLEDGED
                      -------   ------   ------       ------         -------

                      LIMITED LIABILITY COMPANY INTERESTS

ISSUER (LIMITED LIABILITY   % OF LIMITED LIABILITY     TYPE OF LIMITED LIABILITY
COMPANY)                    COMPANY INTERESTS PLEDGED  COMPANY INTERESTS PLEDGED
--------                    -------------------------  -------------------------

                              PARTNERSHIP INTERESTS

                                           % OF PARTNERSHIP    % OF PARTNERSHIP
ISSUER (PARTNERSHIP)                       INTERESTS OWNED     INTERESTS PLEDGED
--------------------                       ---------------     -----------------

                                                                     SCHEDULE II
                                                            to Supplement No.___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A.     Jurisdiction of Incorporation; Trade Names

Item B.     Location of Inventory, Equipment

Item C.     Federal Taxpayer Identification Number

Item D.     Government Contracts

                                                                    SCHEDULE III
                                                            to Supplement No.___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. PATENTS

         ISSUED PATENTS

COUNTRY        PATENT NO.        ISSUE DATE           INVENTOR(S)          TITLE
-------        ----------        ----------           -----------          -----

                          PENDING PATENT APPLICATIONS

COUNTRY        SERIAL NO         FILING DATE          INVENTOR(S)          TITLE
-------        ---------         -----------          -----------          -----

                       PATENT APPLICATIONS IN PREPARATION

                                 EXPECTED
COUNTRY        DOCKET NO.        FILING DATE          INVENTOR(S)          TITLE
-------        ----------        -----------          -----------          -----

Item B. PATENT LICENSES

COUNTRY OR                                    EFFECTIVE    EXPIRATION    SUBJECT
TERRITORY             LICENSOR     LICENSEE      DATE          DATE      MATTER
---------             --------     --------   ---------    ----------    ------

                                                                     SCHEDULE IV
                                                            to Supplement No.___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A.  TRADEMARKS

                             REGISTERED TRADEMARKS

Country            Trademark           Registration No.        Registration Date
-------            ---------           ----------------        -----------------

                         PENDING TRADEMARK APPLICATIONS

COUNTRY            TRADEMARK           SERIAL NO.              FILING DATE
-------            ---------           ----------              -----------

                     TRADEMARK APPLICATIONS IN PREPARATION

                                                   EXPECTED            PRODUCTS/
COUNTRY           TRADEMARK       DOCKET NO.       FILING DATE         SERVICES
-------           ---------       ----------       -----------         --------

Item B.  TRADEMARK LICENSES

COUNTRY OR                                              EFFECTIVE     EXPIRATION
TERRITORY      TRADEMARK     LICENSOR    LICENSEE         DATE           DATE
---------      ---------     --------    --------       --------      ---------

                                                                      SCHEDULE V
                                                           to Supplement No. ___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

Item A. COPYRIGHTS/MASK WORKS

                        REGISTERED COPYRIGHTS/MASK WORKS

COUNTRY       REGISTRATION NO.     REGISTRATION DATE      AUTHOR(S)        TITLE
-------       ----------------     -----------------      ---------        -----

             COPYRIGHT/MASK WORK PENDING REGISTRATION APPLICATIONS

COUNTRY       SERIAL NO.           FILING DATE            AUTHOR(S)        TITLE
-------       ----------           -----------            ---------        -----

          COPYRIGHT/MASK WORK REGISTRATION APPLICATIONS IN PREPARATION

                                    EXPECTED
COUNTRY       DOCKET NO.            FILING DATE           AUTHOR(S)        TITLE
-------       ----------            -----------           ---------        -----

Item B. COPYRIGHT/MASK WORK LICENSES

COUNTRY OR                              EFFECTIVE       EXPIRATION       SUBJECT
TERRITORY     LICENSOR    LICENSEE         DATE            DATE          MATTER
---------     --------    --------      ---------       ----------       ------

                                                                     SCHEDULE VI
                                                            to Supplement No.___
                                     to Subsidiary Pledge and Security Agreement
                                               ([Name of Additional Subsidiary])

                       TRADE SECRET OR KNOW-HOW LICENSES

COUNTRY OR                              EFFECTIVE       EXPIRATION       SUBJECT
TERRITORY     LICENSOR    LICENSEE         DATE            DATE          MATTER
---------     --------    --------      ---------       ----------       ------